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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 2002

                                LANTE CORPORATION

             (Exact name of registrant as specified in its charter)

                  DELAWARE                                      00-28785                                    36-3322393
       -------------------------------                  ------------------------               ------------------------------------
       (State or other jurisdiction of                  (Commission File Number)               (I.R.S. Employer Identification No.)
               incorporation)
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           600 West Fulton Street, Suite 400, Chicago, Illinois 60661
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 696-5000

                                      None
         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits

On January 8, 2002, Lante Corporation, a Delaware corporation ("Lante"), completed the acquisition of certain assets of Luminant Worldwide Corporation, a Delaware corporation ("Luminant"), pursuant to an Amended and Restated Asset
Purchase Agreement dated as of January 7, 2002. The press release announcing the completion of such acquisition and the Amended and Restated Asset Purchase
Agreement were previously filed as Exhibits 99.1 and 99.2, respectively.

(a) Financial Statements of Business Acquired.

Luminant's audited consolidated balance sheets as of December 31, 2000 and 1999 and the related audited consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December
31, 2000 are attached hereto as Exhibit 99.6 and are incorporated herein by reference (collectively, the "Audited Financial Statements"). Lante obtained the
Audited Financial Statements from the Securities and Exchange Commission's EDGAR database.

As previously reported in Lante's Current Report on Form 8-K/A filed April 1,
2002, Lante would ordinarily be required to obtain the consent of Arthur
Andersen LLP (Luminant's former independent public accountant) before including
Arthur Andersen's report of independent accountants dated April 13, 2001 (the
"Audit Report") regarding the Audited Financial Statements as part of this Form
8-K (because that Audit Report is automatically incorporated by reference into Lante's Registration Statements on Form S-8 filed with the Commission on July 5,
2000 (File No. 333-40788) and July 2, 2001 (File No. 333-64404) (collectively, the "Registration Statements")). Despite Lante's efforts, it has been unable to obtain such a consent from Arthur Andersen.

Following extensive discussions of this matter with representatives from Arthur
Andersen and the Securities and Exchange Commission, Lante has determined that pursuant to Rule 437a promulgated under the Securities Act of 1933, as amended
(the "Securities Act"), the Audit Report and the Audited Financial Statements may be filed without obtaining the consent of Arthur Andersen.

Because Arthur Andersen has not consented to the inclusion of their Audit Report in this Form 8-K, Lante believes that individuals will not be able to recover any losses or damages from Arthur Andersen pursuant to the Securities Act if the Audit Report or the Audited Financial Statements are deficient or otherwise violate the Securities Act.

(c) Exhibits.

23.1 The consent of Arthur Andersen LLP to the inclusion of its Report of Independent Public Accountants dated April 13, 2001 is omitted pursuant to
     Securities Act Rule 437a.

99.1 Press release dated January 9, 2002*

99.2 Amended and Restated Purchase Agreement dated as of January 7, 2002 between
     Lante Corporation, a Delaware corporation, and Luminant Worldwide
     Corporation, a Delaware corporation*

99.6 Luminant's audited consolidated balance sheets as of December 31, 2000 and 1999 and the related audited consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000

* Incorporated herein by reference from Lante's Current Report on Form 8-K filed January 22, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LANTE CORPORATION

     Date: June __, 2002                    By: /s/ C. Rudy Puryear
                                                ------------------------------
                                                    C. Rudy Puryear
                                                    Chief Executive Officer